Exhibit 99.1

Pulse Biosciences Reports Business Updates and Fourth Quarter & Full Year 2025 Financial Results

HAYWARD, California. [Business Wire] – February 19, 2026. Pulse Biosciences, Inc. (Nasdaq: PLSE),  developer of the novel nPulse™ technology using proprietary Nanosecond Pulsed Field Ablation™ (nanosecond PFA or nsPFA™) energy, today announced business updates and financial results for the fourth quarter and full year ended December 31, 2025.

Recent Business Highlights

Endocardial Catheter AF Ablation

●	Highlighted 100% procedural success, or freedom from atrial fibrillation (AF), at 6 months and 96% procedural success at one year, of evaluable patients, following treatments with the nPulse Cardiac Catheter System in the first-in-human feasibility study which was presented as late-breaking data at the 31st Annual AF Symposium Meeting.
●	Received FDA approval to commence a pivotal IDE study for the treatment of paroxysmal atrial fibrillation with the nPulse Cardiac Catheter System in Q4 2025. The first patient is expected to be enrolled in the next few months and the last patient is expected to be enrolled in Q4 2026.

Surgical AF Ablation

●	Continued enrollment in the nPulse Cardiac Surgery System IDE pivotal study, NANOCLAMP AF, for the treatment of AF, representing the first PFA study approved by the FDA for a surgical cardiac ablation device in concomitant surgical procedures.
●	Expanding and accelerating IDE site activation to support patient enrollment completion in 2026.

Soft Tissue Ablation

●	Generated $264 thousand of revenue in a highly controlled commercial launch.
●	Continued enrollment of the PRECISE-BTN study, for the treatment of benign thyroid nodules (BTN) with the nPulse Vybrance percutaneous electrode system, and plan to complete enrollment of 50 patients in the next few months and expand enrollment to 100 patients over the ensuing two quarters.
●	Initiated a research collaboration with University of Texas MD Anderson Cancer Center to evaluate the use of nsPFA for the treatment of both benign and malignant thyroid tumors.

"2025 was a highly productive year for Pulse Biosciences as we achieved notable milestones in each of our market development programs. Most importantly, we have advanced our nsPFA platform into late-stage clinical development to treat atrial fibrillation in both electrophysiology and cardiac surgery, receiving FDA IDE approvals to initiate both pivotal studies,” said Paul LaViolette, CEO of Pulse Biosciences. "I am thrilled in particular with the compelling clinical evidence being developed by our programs, especially the best-in-class procedural success rates treating paroxysmal AF from our large feasibility study. Our focus in 2026 is on clinical trial execution, including completing pivotal enrollment in both cardiac programs."

Fourth Quarter 2025 Financial Results

Total revenue was $264 thousand for the fourth quarter of 2025, including both nPulse capital and Vybrance disposables sales, compared to $86 thousand in the third quarter of 2025.

Total GAAP costs and expenses, representing cost of product revenue, research and development, and selling, general, and administrative expenses, for the three months ended December 31, 2025, were $18.5 million, a decrease of $1.7 million compared to $20.3 million in the prior year period. The decrease was primarily driven by non-recurring legal and severance costs in the prior year period, partially offset by expenses related to the expanding organization to support advancement of nsPFA device clinical trials and commercialization. Non-GAAP costs and expenses for the three months ended December 31, 2025, were $13.3 million, an increase of $2.0 million compared to $11.3 million in the prior year period.

GAAP net loss for the three months ended December 31, 2025 was ($17.4) million compared to ($19.4) million for the three months ended December 31, 2024. Non-GAAP net loss for the three months ended December 31, 2025 was ($12.2) million compared to ($10.4) million for the three months ended December 31, 2024.

Full year 2025 Financial Results

Total revenue was $350 thousand for the full year 2025.

Total GAAP costs and expenses, representing cost of product revenue, research and development, and selling, general, and administrative expenses, for the full year ended December 31, 2025, were $77.3 million, an increase of $21.0 million compared to $56.3 million in the prior year. The increase was primarily driven by expenses related to the expanding organization to support advancement of the nsPFA device clinical trials and commercialization. Non-GAAP costs and expenses for the year ended December 31, 2025, were $55.4 million, an increase of $15.8 million compared to $39.6 million in the prior year period.

GAAP net loss for the full year 2025 was ($72.8) million compared to ($53.6) million for the prior year. Non-GAAP net loss for the year ended December 31, 2025 was ($50.8) million compared to ($36.9) million for the year ended December 31, 2024.

Cash and cash equivalents totaled $80.7 million as of December 31, 2025, compared to $118.0 million as of December 31, 2024 and $95.2 million as of September 30, 2025. Cash used in operating activities in the fourth quarter of 2025 totaled $14.8 million, compared to $9.1 million used in the same period in the prior year, and $13.0 million used in the third quarter of 2025.

Reconciliations of GAAP to Non-GAAP cost and expenses and net loss have been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Webcast and Conference Call Information

Pulse Biosciences’ management will host a conference call today, February 19, 2025, beginning at 1:30pm PT. Investors interested in listening to the conference call may do so by dialing 1-800-715-9871 from the U.S. or 1-646-307-1963 internationally and providing Conference ID 7647402. A live and recorded webcast of the event will be available at https://investors.pulsebiosciences.com/.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the intention as well as the potential to improve the quality of life for patients. The Company’s proprietary nPulse™ technology delivers nanosecond pulses of electrical energy to non-thermally clear cells while sparing adjacent noncellular tissue. The Company is actively pursuing the development of its nPulse technology for use in the treatment of atrial fibrillation and in a select few other markets where it could have a profound positive impact on healthcare for both patients and providers, such as surgical soft tissue ablation.

Pulse Biosciences, nPulse, Vybrance, CellFX, Nano-Pulse Stimulation, NPS, nsPFA, CellFX nsPFA, nanosecond PFA and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations. The Company believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results were limited to financial measures prepared in accordance with GAAP. As a result, the Company is disclosing certain non-GAAP results in order to supplement investors’ and other readers’ understanding and assessment of the Company’s financial performance. Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for financial and operational decision-making. Non-GAAP adjustments include stock-based compensation, depreciation and amortization, restructuring, severance, and a legal settlement. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to management and investors. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate the Company’s business.

Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most directly comparable GAAP measures set forth below and should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures in this earnings release exclude non-cash expenses for stock-based compensation, depreciation and amortization, restructuring costs, severance expense, and legal settlement expenses.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements concerning the effectiveness of the Company’s nPulse technology to non-thermally clear cells while sparing adjacent noncellular tissue, statements concerning the potential market opportunities for the use of nsPFA to treat AF or benign thyroid nodules and whether these markets might grow in the future;  statements concerning early clinical successes and whether they are predictive of the safety and effectiveness of any medical device, such as the nPulse Cardiac Surgical System, statements concerning the Company’s future clinical and regulatory initiatives anywhere in the world, such as whether the FDA will approve the Company’s presently pending IDE submission, the Company’s expectations, whether stated or implied, regarding whether the Company’s nsPFA technology will become a disruptive, superior and durable treatment option for treating atrial fibrillation or any other medical condition, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Contacts:

Investors:

Pulse Biosciences, Inc.

Jon Skinner, CFO

IR@pulsebiosciences.com

Or

Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com

PULSE BIOSCIENCES, INC.

Consolidated Balance Sheets

(In thousands, except per share amounts)

	December 31,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$80,735	$118,038
Accounts Receivable	274	—
Inventory	136	—
Prepaid expenses and other current assets	2,276	1,411
Total current assets	83,421	119,449

Property and equipment, net	1,051	1,160
Intangible assets, net	575	1,220
Goodwill	2,791	2,791
Right-of-use assets	6,010	7,163
Other assets	691	677
Total assets	$94,539	$132,460

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,777	$1,673
Accrued liabilities	3,576	7,027
Lease liability, current	1,570	1,355
Total current liabilities	7,923	10,055

Lease liability, less current portion	5,960	7,543
Total liabilities	13,883	17,598

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized – 50,000,000 shares; no shares issued and outstanding	—	—
Common stock, $0.001 par value: authorized – 500,000,000 shares; issued and outstanding – 67,839,689 shares and 65,925,503 shares as of December 31, 2025 and 2024, respectively	68	66
Additional paid-in capital	543,869	505,296
Accumulated deficit	(463,281)	(390,500)
Total stockholders’ equity	80,656	114,862
Total liabilities and stockholders’ equity	$94,539	$132,460

PULSE BIOSCIENCES, INC.

Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenue:
Product revenue	$264	$—	$350	$—

Cost and expenses:
Cost of product revenue	260	—	539	—
Research and development	10,927	10,662	44,721	32,336
Selling, general and administrative	7,330	9,599	32,029	23,921
Total cost and expenses	18,517	20,261	77,289	56,257
Loss from operations	(18,253)	(20,261)	(76,939)	(56,257)

Other income (expense):
Interest income	825	886	4,210	2,690
Other expense	(5)	(10)	(52)	(18)
Total other income	820	876	4,158	2,672
Net loss	(17,433)	(19,385)	(72,781)	(53,585)
Comprehensive loss	$(17,433)	$(19,385)	$(72,781)	$(53,585)

Net loss per share, basic and diluted	$(0.26)	$(0.31)	$(1.08)	$(0.92)
Weighted average common shares outstanding, basic and diluted	67,788,877	62,055,927	67,395,339	58,397,597

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Stock Based Compensation Expense:	2025	2024	2025	2024
Cost of product revenue	$44	$—	$96	$—
Research and development	2,226	3,235	9,555	6,293
Selling, general and administrative	2,700	3,558	11,806	7,293
Total stock-based compensation expense	$4,970	$6,793	$21,457	$13,586

Reconciliation of GAAP to Non-GAAP Financial Measures

The following table presents the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures:

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Reconciliation of GAAP to non-GAAP Cost of product revenue:
GAAP Cost of product revenue	$260	$—	$539	$—
Stock-based compensation expense	(44)	—	(96)	—
Depreciation and amortization	(3)	—	(6)	—
Non-GAAP Cost of product revenue	$213	$—	$437	$—

Reconciliation of GAAP to non-GAAP Research and development:
GAAP Research and development	$10,927	$10,662	$44,721	$32,336
Stock-based compensation expense	(2,226)	(3,235)	(9,555)	(6,293)
Depreciation and amortization	(44)	(47)	(175)	(199)
Non-GAAP Research and development	$8,657	$7,380	$34,991	$25,844

Reconciliation of GAAP to non-GAAP Selling, general and administrative:
GAAP Selling, general and administrative	$7,330	$9,599	$32,029	$23,921
Stock-based compensation expense	(2,700)	(3,558)	(11,806)	(7,293)
Depreciation and amortization	(212)	(239)	(890)	(979)
Legal settlement	—	(1,196)	590	(1,196)
Severance	—	(700)	—	(700)
Non-GAAP Selling, general and administrative	$4,418	$3,906	$19,923	$13,753

Reconciliation of GAAP to non-GAAP Cost and expenses:
GAAP Cost and expenses	$18,517	$20,261	$77,289	$56,257
Stock-based compensation expense	(4,970)	(6,793)	(21,457)	(13,586)
Depreciation and amortization	(259)	(286)	(1,071)	(1,178)
Legal settlement	—	(1,196)	590	(1,196)
Severance	—	(700)	—	(700)
Non-GAAP Cost and expenses	$13,288	$11,286	$55,351	$39,597

Reconciliation of GAAP to non-GAAP Net loss:
GAAP Net loss	$(17,433)	$(19,385)	$(72,781)	$(53,585)
Stock-based compensation expense	4,970	6,793	21,457	13,586
Depreciation and amortization	259	286	1,071	1,178
Legal settlement	—	1,196	(590)	1,196
Severance	—	700	—	700
Non-GAAP Net loss	$(12,204)	$(10,410)	$(50,843)	$(36,925)